Exhibit 99.1

LIPOCINE®

ENHANCING HEALTH



H.C. Wainwright 28th Annual Global Investment Conference

September 14-16, 2026

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our development of our products and product candidates and related efforts with the FDA, including the timing of clinical trials and regulatory submissions, the potential uses and benefits of our products and product candidates, the commercial potential for our product candidates, and potential strategic partnerships and other opportunities. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates, we may not have sufficient capital to complete the development processes for our product candidates or we may decide to allocate our available capital to other product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our assets, safety and efficacy studies, including those relating to LPCN 1154, may not be successful or may not provide results that would support the submission of a NDA, the FDA may not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine’s filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this presentation, except as required by law.

Lipocine Pipeline

Development Candidates		Indication	Phase 1	Phase 2	Pivotal	Commercial	Next Steps/Status
Neuroactive Steroids	LPCN 1154 (BRLIZIO™)	Postpartum Depression (PPD)					Phase 3 BLOOM study initiated Target 1st patient dosing - early Q426
	LPCN 2201	Major Depressive Disorder (MDD)					Phase 2 POC study
	LPCN 2203	Essential Tremor (ET)					Phase 1 study completed
	LPCN 2101	Drug Resistant Epilepsy (DRE)					Phase 2 POC study
Commercial Product		**Indication**	**Phase 1**	**Phase 2**	**Pivotal**	**Commercial**	**Next Steps/Status**
TLANDO®		Testosterone Replacement Therapy					Commercialized in the U.S. and licensed in Canada to Verity Pharma, licensed to various partners outside North America
Out-License Opportunities		**Indication**	**Phase 1**	**Phase 2**	**Pivotal**	**Commercial**	**Next Steps/Status**
LPCN 1148		Liver Cirrhosis					Phase 2 study completed
LPCN 2401		Obesity Management – adjunct to GLP-1					POC study completed
LPCN 1107		Prevention of Preterm Birth					End of Phase 2 meeting completed

BLOOM (Brexanalone Lifting Outcomes Of Moms with Postpartum Depression) study

TLANDO® – FDA-Approved Oral Testosterone Replacement Therapy (TRT)

Expanding commercial opportunity

IMPORTANT SAFETY INFORMATION

www.tlando.com/


Rx only
TLANDO®
(testosterone undecanoate)
Capsules 112.5 mg
Dispense accompanying Medication Guide to each patient
120 capsules

- **TLANDO® licensed to Verity Pharma for commercialization in the U.S. and Canada**
  - Canadian NDS under review
- **TLANDO® licensed to 5 territories including US and Canada**
  - UAE approved
- **Opportunity to expand indication for treatment of low libido in men with decreased libido associated with idiopathic hypogonadism**
- **Recent FDA labeling changes for testosterone products**
  - Boxed Warning related to an increased risk of adverse cardiovascular outcomes removed
  - Contraindication for men with "age-related hypogonadism" removed
- **HHS announced requested updates to TRT product labels**
  - Updates to prostate cancer risk and warnings regarding benign prostatic hyperplasia – TRT to be contraindicated only in men with metastatic prostate cancer

First and only oral testosterone replacement therapy (TRT) option that does not require dose titration

LPCN 1154 (BRLIZIO™)

First Oral Brexanolone for PPD
(Postpartum Depression)



BRLIZIO™ is the brand name conditionally approved by FDA

PPD – An Expanding Market Opportunity

Awareness drives diagnosis - empowering women with PPD through effective therapies

- High clinical and economic burden with consequences beyond the health of the mother
- Treatment goal is rapid symptom relief to improve outcomes for mother and child
- Negative impact on family stability, child development, and society
- PPD commonly presents with psychiatric comorbidity; 64% report anxiety symptoms[1]
- Mental health disorders are the leading cause of maternal mortality in the United States[2]
  - Up to 30% of women with PPD report suicidal ideation[3]
- Compelling pharmacoeconomic rationale for early, effective intervention[4]

Estimated patients in the U.S. with PPD[5]



3.6M
~ 600,000
~ 240,000
~144,000
Pregnancies in the US[6]
Postpartum depression[7]
Diagnosed PPD patients[8]
Diagnosed are Rx treated[9]
Increased awareness and effective therapies are expected to meaningfully expand diagnosis among symptomatic women with PPD

ZURZUVAE® Rx price: $17,114 (~$21K in Germany)

ZURZUVAE revenue $71M Q2-26[10]

Projected peak ZURZUVAE® sales of ~$1B[11]

ZURZUVAE® is an FDA-approved oral treatment for adults with PPD

1. Farr et al. J Womens Health (Larchmt). 2013 Oct 26;23(2):120–128
2. Reis, J Midwifery Womens Health. 2025;70(1):13–16
3. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
4. Leerink Center for Pharmacoeconomics, 2025 MEDACorp LLC
5. Foster Rosenblatt market research 2023 (Lipocine internal data)
6. National Vital Statistics Report vol 72, num 1, 2023; Vital Statistics Rapid Release, report 26, 2023
7. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277
8. Cox et al. J Clin Psychiatry. 2016;77:9, Beck. AJN. 2006;106:5
9. Sage/Biogen HEOR Claims Analysis
10. Biogen 2nd Quarter 2026 Financial Results
11. Sage May 2025 Management Projection

LPCN 1154 – Poised to Lead the Market and Set the Standard of Care

Therapy overview – LPCN 1154 vs. existing options

LPCN 1154 (Brlizio) is expected to provide rapid relief of PPD with a short (48-hour) treatment

Zuranolone (ZURZUVAE®) treatment is associated with frequent CNS depressant effects such as somnolence, dizziness, and sedation

SSRIs / SNRIs have slow onset, longer treatment duration, and lower response rates. Additionally side effects such as sexual dysfunction, changes in sleep pattern and weight gain are common

	Oral Brexanolone *(LPCN 1154)*	**Zuranolone** *(ZURZUVAE®)*	***SSRIs/SNRIs*** *Off-Label Use*
Description	Bioidentical **NAS**	Synthetic NAS derivative	Synthetic SSRI/SNRI
Median Time to Response* Onset	**2.6 days****	9 days[1]	weeks
CNS depressant AEs	**low**[3]	high[2]	moderate[4]
Onset of Action	**hours**	days	weeks
Treatment Duration	**48 hours**	14 days	months

No head-to-head clinical trials have been conducted. Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.

LIPOCINE
ENHANCING HEALTH

1. Deligiannidis et al., Am J Psychiatry 180:9, September 2023
2. Zurzuvae label; Somnolence (36%), dizziness (13%), dose Reduction (14%), and discontinuation (2%),
3. Defined as less than 5% with no drug discontinuations, drug-related SAEs, loss of consciousness, or excessive sedation
4. https://www.uptodate.com/contents/image?imageKey=PSYCH%2F143603

*Median time to response is defined as time to 50% of participants experiencing response (≥50% reduction in HAM-D)

**Internal data, patient with PPD and history of psychiatric condition based on MINI

Rapid, Durable, & Meaningful Improvement Across All Timepoints

Subgroup analyses: non-outlier sites (https://clinicaltrials.gov/study/NCT06979544)

HAM-D Change From Baseline Over Time


Hour 12
Hour 36
Hour 60
Day 7
Day 30
0
-5
-10
-15
-20
HAM-D Change From Baseline
***
*
*
*
**
LPCN 1154 (N=27)
Placebo (N=33)

Time	Placebo-adjusted Difference	Statistical Significance	Cohen's d
Hour 12	-7.1	P < 0.001	-1.09
Hour 36	-5.3	P < 0.05	-0.64
Hour 60	-5.8	P < 0.05	-0.68
Day 7	-5.2	P < 0.05	-0.54
Day 30	-6.6	P < 0.01	-0.76

* p<0.05; ** p<0.01; *** p<0.001.

LIPOCINE ENHANCING HEALTH

NCT06979544
Mixed model for repeated measures, least squares means placebo-adjusted difference. P-values are nominal
Post-hoc analyses

LPCN 1154 - Responder & Remitter Results Corroborate Strong Treatment Effect

Subgroup analysis: non-outlier sites (https://clinicaltrials.gov/study/NCT06979544)

Percent of Participants with HAM-D Response


80
60
40
20
0
HAM-D Responder (%)
Hour 12
Hour 36
Hour 60
Day 7
Day 30
Cumulative
LPCN 1154
Placebo

Percent of Participants with HAM-D Remission


60
40
20
0
HAM-D Remitter (%)
Hour 12
Hour 36
Hour 60
Day 7
Day 30
Cumulative
LPCN 1154
Placebo

Response: ≥ 50% reduction in HAM-D score; Remission: HAM-D score ≤ 7
Nominal statistical significance is not shown
Post-hoc analyses

LPCN 1154 – Fastest Observed Onset in PPD

PK support rapid target engagement resulting in clinically meaningful relief at 12 hours

Subgroup Analysis: Non-Outlier Sites

(https://clinicaltrials.gov/study/NCT06979544)

At 12 Hours	Excluding Outlier Site (N=60)
HAM-D17[1]	**-7.1** *** (Cohen's d = -1.10)
HAM-A[1]	-6.3 ** (Cohen's d = -0.86)
HAM-D17 Response[2] (Active vs Placebo)	**38.5%** vs 6.3% **
HAM-D6[1]	-2.8 ** (Cohen's d = -0.77)

* p<0.05; ** p<0.01; *** p<0.001.

[1]Placebo adjusted CBL

[2]Response: ≥ 50% reduction in HAM-D score

Post-hoc analyses

PK/PD Correlation: Mechanistic Validation (qEEG EC)


Mean Brexanolone Plasma Concentration (ng/ml)
Mean qEEG % CBL Beta power EC (12 - 25 HZ)
Time (h)
Brexanolone concentration (ng/mL)
qEEG β power CFB (%)
Clinical Efficacy Onset
(-7.2 pts. p<0.001) at Hour 12

- β band qEEG activity is a validated, objective biomarker of $GABA_A$ receptor modulation
- Significant increase in β band amplitude

Single dose study LPCN 1154-23-004: Utilized same dose strength as the PK dose confirmation study

qEEG EC: quantitative electroencephalography eye closed; CFB: Change From Baseline

LPCN 1154 Demonstrated Differentiated Efficacy Signal

Zurzuvae

LS Mean CBL in HAM-D Total Score Over Time in Study[1]



Placebo
ZURZUVAE 50 mg
LS Mean Change from Baseline (HAM-D Total Score)
0
-5
-10
-15
-20
On drug
Off drug
0
10
20
30
40
50
Time (day)

Timepoint	Study Name	Day 3	Day 8	Day 15	Day 28	Day 45
LSMD (95% CI)	**Skylark[1]**	**-3.4** (-5.4, -1.4)	**-3.7** (-5.8, -1.6)	**-4.0** (-6.3, -1.7)	**-2.9** (-5.4, -0.5)	**-3.5** (-6.0, -1.0)

LPCN 1154*

LS Mean CBL in HAM-D Total Score Over Time



LS Mean Change from Baseline (HAM-D Total Score)
0
-5
-10
-15
-20
On drug
Off drug
Hour 60
Day 7
Day 30
LPCN 1154 (N=27)
Placebo (N=33)

Timepoint	Hour 12	Hour 36	Hour 60	Day 7	Day 30
LSMD (95% CI)	**-7.1** (-10.5, -3.8)	**-5.3** (-9.8, -0.8)	**-5.8** (-10.3, -1.4)	**-5.2** (-10.0, -0.3)	**-6.6** (-11.2, -1.9)

Subgroup Analysis: Non-Outlier Sites (https://clinicaltrials.gov/study/NCT06979544)

LSMD, Least squares mean difference versus placebo; CI, confidence interval; CBL, change from baseline

No head-to-head clinical trials have been conducted. **Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.**

1. Study PPD-301 (50 mg), SKYLARK; FDA Integrated Review (MDR), NDA 217369Orig2s000, 2023.
2. Study PPD-201B (30 mg), ROBIN; FDA Integrated Review (MDR), NDA 217369Orig2s000, 2023.

LPCN 1154 – Differentiated Tolerability

Comparison to Zurzuvae safety*

Adverse Reaction	LPCN 1154 (N=45)	Placebo (N=45)	Zurzuvae (N=171)	Placebo (N=169)
Key Adverse Reactions				
Somnolence and sedation	4%	0%	19-36%	6-11%
Dizziness	4%	0%	8-13%	6-9%
Fatigue	0%	0%	5%	1-2%
Diarrhea	0%	0%	5-9%	2-3%
Memory impairment	0%	0%	3%	0%
Tremor	0%	0%	2%	0%
Anxiety	0%	0%	2%	1%

Dose reductions

- 1% with LPCN 1154 due to rash
- Up to 14% with Zurzuvae
  - Due to somnolence and dizziness

Treatment discontinuations

- 0% with LPCN 1154
- Up to 4.1% with Zurzuvae
  - Majority due to nervous system AEs

- No treatment-related SAEs with LPCN 1154
- One SAE of confusional state reported with Zurzuvae in Phase 3 PPD trials
  - From label, "In each clinical study, some Zurzuvae-treated patients developed confusional state. One of these cases was severe, and was also associated with somnolence, dizziness, and gait disturbance"

* Per label; two separate studies

Brexanolone Lifting Outcomes Of Moms (BLOOM)

Phase 3: Randomized, double-blind, placebo-controlled US study in severe postpartum depression

Study population

N ≈ 120

- Women aged 15–45 years
- ≤18 months postpartum
- HAM-D17 ≥26 at screening and ≥24 at baseline

1:1

Randomization

Oral LPCN 1154 (Brexanolone)
48-hour oral dosing regimen

Matching placebo
Same schedule

Treatment and follow-up

Day −28 to −1	Day 1	Hour 12	Hour 48	Hour 60	Day 15	Day 30
Screening	First dose	Assessment	Complete dosing	Primary endpoint	Follow-up	Follow-up

Primary endpoint

HAM-D17 change from baseline at Hour 60 vs placebo

Key secondary endpoints

HAM-D17 change from baseline at Hour 12 and Day 30 vs placebo

LIPOCINE ENHANCING HEALTH

NCT07822321
Protocol LPCN 1154-26-002
HAM-D_{17}: 17-item Hamilton Depression Rating Scale. DMC: Data Monitoring Committee

LPCN 1154 – Potential "Game Changer" for Fast Acting Depression Therapy

Key takeaways

- Large, attractive market opportunity
- Differentiated product profile addressing unmet needs
- Streamlined path to NDA submission
- Issued and pending patent protection globally
- Platform potential for expansion into additional depressive indications

LPCN 1154

- Rapid & Durable Relief
- Superior Tolerability
- At Home 48-hour Treatment

LPCN 2201

Oral Brexanolone for
Major Depressive Disorder (MDD)



MDD Market Potential

Total annual burden of medication-treated MDD among the US population was $92.7 billion[1]

Severe MDD is strongly linked to significant difficulty with work, social, and home activities

MDD prevalence 8.4% of population[2]
~21M

61% received treatment[2]	38% with suicidal ideation[3]	~33% severe MDD[4]
~13M	~8M	~6.6M

SPRAVATO® Rx cost: ~ $15,000 annually*, $405M in Q3 2025[5]

AUVELITY® Rx Cost: ~$15,000 annually, $136 M in Q3 2025[6]

Market expected to reach $31B by 2030[7]

Significant Unmet Needs in Depression Disorders

Rapid Relief	Hours/Days, especially for severe MDD
Robust Efficacy	Adequate and durable remission/response; treat anxiety comorbidity
Good Tolerability	Minimal CNS depressant effects, no dissociation, no sexual dysfunction or weight gain side effects, no withdrawal side effects upon discontinuation
Unrestricted Access	Outpatient or at home use

1. J Clin Psychiatry 2021;82(2):20m13699
2. https://www.nimh.nih.gov/health/statistics/major-depression
3. Cai et al. J Affect Disord. 2021 Oct 1:293:148-158
4. Adv Ther. 2023 Jul 31;40(10):4460-4479
5. https://www.investor.jnj.com/investor-news/news-details/2025/Johnson--Johnson-Reports-Q3-2025-Results-Raises-2025-Sales-Outlook/default.aspx
6. Axsome Corporate Presentation November 2025
7. https://www.mordorintelligence.com/industry-reports/antidepressants-market

*Induction, $4,000 for 1st month + maintenance ~ $1,000 per month

Rapid, Durable, & Statistically Significant Improvement Across Multiple Timepoints

Subgroup Analysis: PPD with History of Psychiatric Diagnosis

HAM-D Change From Baseline Overtime



Hour 12
Hour 36
Hour 60
Day 7
Day 30
0
-5
-10
-15
-20
HAM-D Change From Baseline
***
*
**
*
LPCN 1154 (N=24)
Placebo (N=30)

* p<0.05; ** p<0.01; *** p<0.001.

Time	Placebo-adjusted Difference	Statistical Significance	Cohen's d
Hour 12	-7.2	P < 0.001	-1.10
Hour 36	-5.0	P < 0.05	-0.60
Hour 60	-6.1	P < 0.01	-0.73
Day 7	-4.2	NSS	-0.46
Day 30	-5.3	P < 0.05	-0.60

NCT06979544
Mixed model for repeated measures, least squares means placebo-adjusted difference. P-values are nominal
Post-hoc analyses

LPCN 2201 – Targeted Attribute-Based Product Differentiation

Potential Rapid Acting Anti-Depressant (RAAD)

Product Attribute*	LPCN 2201 (Neuroactive Steroid)	SPRAVATO (Esketamine)[1]	AUVELITY (Dextromethorphan + bupropion)[2]	SSRI/SNRI	Psychedelics
Mechanism of Action	Positive $GABA_A$ modulator	NMDA receptor antagonist	NMDA receptor antagonist + norepinephrine/dopamine reuptake inhibitor	Serotonin reuptake inhibition (SSRI) or serotonin + norepinephrine reuptake inhibition (SNRI)	$5\text{-}HT_2A$ receptor agonism
Route	Oral	Intranasal	Oral	Oral	Oral/Injection
Onset of Efficacy	Hours to days	Hours to days	1-2 weeks	4-8 weeks	Hours to days
Key AEs	Somnolence/sedation (4%) and dizziness (4%)	Psychological effects (61-84%) including dissociation, dizziness (29%), nausea (28%), sedation (23%), vertigo (23%)	Dizziness (16%), nausea (13%), dry mouth, somnolence	Sexual dysfunction, weight gain, GI upset	Transient anxiety, nausea, headache, perceptual changes
Monitoring/ Administration Setting	Not expected/At home	REMS/In-clinic observation (≥2 hrs post-dose)	None required/At home	None required/At home	In-clinic observation (≥4 hrs post-dose)

*No head-to-head clinical trials have been conducted. Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.

1. https://www.spravatohcp.com/trd-efficacy-safety/
2. Auvelity label

LPCN 2203

Oral Brexanolone for Essential Tremor



Essential Tremor (ET)

Market potential - $3B+ blockbuster opportunity as 2nd line with 20% peak adoption


~7 M
Estimated prevalence
2.2 % of population[1]
2.8 M
Diagnosed 40%
1.8 M
65% in need of 2nd line treatment
360 K
20% peak adoption
$3.6B*

- Tremor is highly disabling and stigmatizing
- Stress can aggravate tremor in social setting
- Major impact on activities of daily living leading to unemployment, anxiety and depression[2]
  - Most common impacts on activities of daily living are pouring liquids and writing/typing (100%) and grooming/hygiene, drinking, dressing, eating, and reading (80-85%)
  - 90% of participants indicated the emotional impact of ET
  - 75% reported tremor-related worry or anxiety
- Majority of patients require caregiving[2]

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Gerbasi et al. Patient experiences in essential tremor: Mapping functional impacts to existing measures using qualitative research. MDS 2023.

*indicative pricing ~ $10K/patient/year

Essential Tremor Management – No New Drugs Approved In 50+ Years

Daytime efficacy and improved tolerability remain an unmet need

Unmet Need

Superior benefit to risk profile

- Improve efficacy
- Fewer side effects
    - Somnolence
    - Dizziness
    - Constipation
- Address anxiety/depression comorbidity
- Disease-modifying effects

Standard of Care Limitations

Unfavorable benefit to risk profile[1]

- Most patients are intolerant or have an inadequate response to first line propranolol or primidone
- 33% experienced no benefit from propranolol and 35% discontinued due to side effects
- 17% reported no benefit from primidone and 23% discontinued due to side effects

Competitive Landscape

- Propranolol is the first line therapy
- 65% in need of second line treatment
- ~44% of diagnosed patients treated with propranolol or primidone[2]
- **Ulixacaltamide: Positive P3 results[3]**
    - **Discontinuation rate 36-38%**
    - **TEAEs ≥ 10%: Constipation (25-29%), dizziness (24-26%), brain fog (12-19%), paraesthsia (10-12%), fatigue (9-10%), insomnia (8-12%), and headache (8-13%)**

LIPOCINE ENHANCING HEALTH

1. Clinical Parkinsonism & Related Disorders 5 (2021) 100101
2. Vetterick et al. Adv Ther. 2022; 39(12): 5546–5567
3. Praxis Corporate Presentation Jan 2026

Investment Highlights

Positioned for growth and near-term value creation

CNS program	Target indication	Program focus	Est. U.S. patients
LPCN 1154	Postpartum Depression (PPD)	Rapid-acting bioidentical oral NAS	~0.6M
LPCN 2201	Major Depressive Disorder (MDD)	Oral Rapid-Acting Antidepressant (RAAD)	~21M
LPCN 2203	Essential Tremor (ET)	Bioidentical oral NAS	~7M
LPCN 2101	Drug-Resistant Epilepsy (DRE)	Novel mechanism of action	~1M

$23.3M

Cash balance*

No debt

No warrants

- **Enabling effective oral delivery with advanced CNS pipeline assets**
- **Technology validated by an approved product with royalties**
- **Value through partnering of non-core assets: LPCN 1107, LPCN 1148 and LPCN 2401**

NAS = neuroactive steroid. Patient populations are estimates, not market forecasts.

*As of June 30, 2026